SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  May 5, 1997



               FREEPORT-McMoRan COPPER & GOLD INC.


    Delaware                  1-9916              74-2480931

 (State or other           (Commission          (IRS Employer
  jurisdiction of           File Number)         Identification
  incorporation or                               Number)
  organization)


                       1615 Poydras Street
                  New Orleans, Louisiana  70112

 Registrant's telephone number, including area code:  (504) 582-4000


          Item 5.  Other Events.

          On May 5, 1997, Freeport-McMoRan Copper & Gold Inc. (FCX) issued a press release announcing the results of an interim report issued by Strathcona Mineral Services Limited on its technical audit of the Busang project prepared for Bre-X Minerals Ltd. (Bre-X). The press release is included as Exhibit 99.1 to this Form 8-K.

          On May 5, 1997, FCX also issued a letter to Bre-X withdrawing from the Busang project pursuant to the terms of its contractual agreement. The letter is included as Exhibit 99.2 to this Form 8-K.



          Item 7.  Financial Statements and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits.

                  99.1  Press release issued by FCX dated May 5, 1997.

                  99.2 Letter dated May 5, 1997 terminating FCX's participation in the activities contemplated by the agreement entered into effective as of February 26, 1997 among FCX, Bre-X Minerals
                        Ltd., PT Askatindo Karya Mineral and PT Amsya Lyna, and to Amendment Number One thereto entered into effective as of April 30, 1997.





                                      SIGNATURE



                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        FREEPORT-McMoRan COPPER & GOLD INC.


                                        By:  /s/ Richard C. Adkerson
                                             ------------------------------
                                              Richard C. Adkerson
                                        President and Chief Operating Officer




          Date:  May 6, 1997